INVESTOR PRESENTATION November 2020

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity or debt securities or other instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or “the Company”) or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the impact of the Covid-19 pandemic on the Company’s business and operations. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, and quarterly report on Form 10-Q for the period ended September 30, 2020, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, March 1, 2017, May 3, 2018, June 14, 2018, September 28, 2018, February 28, 2019, May 3, 2019, October 4, 2019, February 28, 2020 and November 4, 2020 (Commission File Number 1-05759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2

VECTOR GROUP LTD

INVESTMENT HIGHLIGHTS & PORTFOLIO

Overview

- Diversified Holding Company with two primary businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman)
- History of strong earnings with Adjusted EBITDA of $292.3 million for the twelve months ended September 30, 2020[1]
  - Tobacco Adjusted EBITDA of $308.3 million for the twelve months ended September 30, 2020[2]
  - Despite challenges from the COVID-19 pandemic, Douglas Elliman produced revenues of $684.7 million and Adjusted EBITDA loss of $(362,000) for the twelve months ended September 30, 2020[3]
- Diversified portfolio of consolidated and non-consolidated real estate investments at New Valley
- Maintains substantial liquidity with cash, marketable securities and long-term investments of $625 million (including cash of $148 million at Liggett and $76 million at Douglas Elliman) as of September 30, 2020.
- As of September 30, 2020, seasoned management team (CEO, EVP, CFO and General Counsel) with average tenure of 26 years with Vector Group
- Management team and directors beneficially own approximately 8% of the equity of Vector Group
- Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $160 million and $169 million from 2012 to 2019[4]

(1)Vector's Net income for the twelve months ended September 30, 2020 was $71.4 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company's Current Report on Form 8-K, dated November 4, 2020 (Table 2), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2.
(2)All "Liggett" and "Tobacco" financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Tables 2 and 5 of Exhibit 99.1 to the Company's Current Report on Form 8-K, dated November 4, 2020.
(3)Douglas Elliman's Net (loss) was $(62.8) million for the twelve months ended September 30, 2020. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company's Current Report on Form 8-K, dated November 4, 2020, for a reconciliation of Adjusted EBITDA to net income (Table 7) as well as the Disclaimer to this document.
(4)Cost advantage applies only to cigarettes sold below applicable market share exemption (approximately 1.93% of cigarettes sold in the United States).

3

TOBACCO OPERATIONS

LIGGETT GROUP OVERVIEW . Fourth-largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Eagle 20’s, Pyramid, Montego, Grand Prix, Liggett Select and Eve — Partner Brands – USA, Bronson and Tourney . Consistent and strong cash flow — Tobacco Adjusted EBITDA of $308.3 million for the twelve months ended September 30, 2020 (1) — Low capital requirements with capital expenditures of $4.4 million related to tobacco operations for the twelve months ended September 30, 2020 . Current cost advantage of approximately $0.76 per pack(2) compared to the largest U.S. tobacco companies expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $160 million and $169 million for Liggett and Vector Tobacco from 2012 to 2019 (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, dated November 4, 2020. Please also refer to the Disclaimer to this document on Page 2. (2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States). 5

VECTOR GROUP LTD

LIGGETT GROUP HISTORY

1999 – MSA, which was signed in November 1998, became effective and Liggett, as a Subsequent Participating Manufacturer, established perpetual cost advantage over three largest U.S. tobacco companies. Liggett also introduced deep discount brand Liggett Select taking advantage of the Company's cost advantage resulting from the MSA

2005 – Relaunched deep discount brand Grand Prix

2009 – Repositioned *Pyramid* as a deep-discount brand in response to a large Federal Excise Tax increase

2013 – Repositioned Eagle 20's as a national deep discount brand

Today – Liggett maintains its long-term focus by balancing market share and profit growth, which maximizes long-term Tobacco Adjusted EBITDA



Tobacco Adjusted EBITDA(1) ($ Millions)
$350
$300
$250
$200
$150
$100
$50
$0
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Domestic Market Share
1999 $79 1.2%
2000 $77 1.5%
2001 $121 2.2%
2002 $111 2.4%
2003 $127 2.5%
2004 $130 2.3%
2005 $144 2.2%
2006 $146 2.4%
2007 $158 2.5%
2008 $170 2.5%
2009 $165 2.7%
2010 $158 3.5%
2011 $174 3.8%
2012 $186 3.5%
2013 $198 3.3%
2014 $209 3.4%
2015 $243 3.3%
2016 $268 3.3%
2017 $253 3.7%
2018 $249 4.0%
2019 $270 4.0%
LTM 9/30/2020 $308 4.1%

Source: MSA CRA wholesale shipment database.

Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007.

(1) Vector's operating income from the tobacco segment for the periods presented was $299.9 million for the twelve months ended September 30, 2020. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8-K, filed on November 4, 2020. Please also refer to Table 2 of Exhibit 99.2 to the Company's Current Reports on Form 8-K, dated October 2, 2015, November 15, 2016, and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8-K, dated February 28, 2020.

6

VECTOR GROUP LTD

ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE



Legacy brands
Brands acquired by ITG in 2015
Newport – acquired by RAI in 2015
Santa Fe tobacco – acquired by RAI in 2002
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
46.7%
48.8%
47.4%
44.8%
2003
2006
2014
LTM 9/30/20
PHILIP MORRIS USA
0.3%
0.4%
28.9%
28.4%
32.4%
32.0%
7.7%
8.8%
12.4%
13.6%
1.5%
2.8%
20.9%
19.2%
18.4%
15.6%
2003
2006
2014
LTM 9/30/20
REYNOLDS AMERICAN
15.00%
10.00%
5.00%
0.00%
12.15%
12.47%
9.45%
8.61%
9.26%
8.81%
6.74%
6.57%
2.89%
3.65%
2.71%
2.04%
2003
2006
2014
LTM 9/30/20
12.2%
12.5%
9.5%
8.6%
9.3%
8.8%
6.7%
6.6%
2.9%
3.7%
2.7%
2.0%
2003
2006
2014
LTM 9/30/20
ITG BRANDS
2.44%
2.36%
3.36%
4.07%
2003
2006
2014
LTM 9/30/20
2.4%
2.4%
3.4%
4.1%
2003
2006
2014
LTM 9/30/20
LIGGETT GROUP

Source: The Maxwell Report's sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for LTM 9/30/2020.

(1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands.

(2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 10.5% in 2003, 2006, 2014 and LTM 9/30/2020, respectively.

7

TOBACCO LITIGATION AND REGULATORY UPDATES Litigation . In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs — Liggett agreed to pay $60 million in cash and annual payments of $3.4 million from 2015 to 2028 — As of September 30, 2020, 42 Engle progeny cases remain pending • Liggett is also a defendant in 70 non-Engle smoking-related individual cases and three smoking-related actions where either a class had been certified or plaintiffs were seeking class certification . The Mississippi Attorney General has filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleged that Liggett owes Mississippi approximately $36 million in damages (including interest through September 2020) Regulatory . Since 1998, the MSA has restricted the advertising and marketing of tobacco products . Minimum Price Legislation — Legislation was recently passed in Colorado that contained a provision setting a floor on the minimum retail price of cigarettes sold in Colorado. Liggett commenced litigation challenging the legality of the minimum price provision. If the litigation is not successful or other states enact similar legislation, the result could have a material adverse effect on our future financial condition, results of operations and cash flow. . Certain states have passed legislation banning the sale of menthol cigarettes . Family Smoking Prevention and Tobacco Control Act (2009) granted the FDA the authority to regulate (but not ban) tobacco products — On March 16, 2018, FDA initiated regulatory process to consider setting maximum nicotine level for cigarettes — On March 21, 2018, FDA initiated regulatory process to consider implementing a ban on menthol and other flavors 8

REAL ESTATE OPERATIONS

VECTOR GROUP LTD

REAL ESTATE OVERVIEW

- New Valley, which owns Douglas Elliman Realty, LLC, is a diversified real estate technology and services company that is seeking to acquire or invest in additional real estate properties or projects
- New Valley has approximately $154 million[1] invested, as of September 30, 2020, in a broad portfolio of real estate ventures

New Valley Revenues – LTM September 30, 2020



Real Estate Brokerage Commissions
Property Management
Revenues from Investments in Real Estate
Other
$34M
$21M
$8M
$709M
$646M

New Valley Adjusted EBITDA[2]



$27.9M
$10.3M
$6.1M
LTM 9/30/2020
2017
2018
2019
$(0.7M)

(1) Net of cash returned.
(2) New Valley's net income (loss) was $37.6M, $14.8M, $(11.4M) and $(95.8M) for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income (loss) to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Form 8-K, filed on May 3, 2019, and February 28, 2020 and dated November 4, 2020 and Form 10-K for the fiscal year ended December 31, 2019 and Form 10-Q for the quarterly period ended September 30, 2020 as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $13.0M. $15.0M, $17.1M and $15.1M for the periods presented, respectively.

10

DOUGLAS ELLIMAN REALTY, LLC

- Largest residential real estate brokerage firm in the New York metropolitan area and fourth-largest residential brokerage firm in the U.S.
- Douglas Elliman has more than 7,000 affiliated agents and approximately 95 offices in the U.S.
- Douglas Elliman's alliance with Knight Frank provides a network with approximately 500 offices across 60 countries with approximately 19,000 affiliated agents
- Douglas Elliman also offers title and settlement services, relocation services, and residential property management services through various subsidiaries

Douglas Elliman Closed Sales – LTM September 30, 2020



Long Island, Westchester, Connecticut Massachusetts
$7.6B
New York City
$7.4B
Aspen
Los Angeles
$4.3B
Florida
$5.1B

Douglas Elliman Closed Sales



$18.2B
$22.4B
$24.5B
$26.1B
$28.1B
$28.8B
$25.3B
2014
2015
2016
2017
2018
2019
LTM 9/30/2020

Douglas Elliman Revenues – LTM September 30, 2020



Real Estate Brokerage Commissions
Property Management
Other
$34M
$5M
$685M
$646M

Douglas Elliman Adjusted EBITDA[1]



$26.1M
$11.3M
$5.3M
LTM 9/30/2020
2017
2018
2019
$(0.4M)

(1) Douglas Elliman's net income (loss) was $21.4M, $5.2M , $6.2M and $(62.7M) for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income (loss), please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 1, 2017, May 3, 2018, June 14, 2018 , February 28, 2019 and February 28, 2020 and dated November 4, 2020, Form 10-K for the fiscal year ended December 31, 2019 and Form 10-Q for the quarterly period ended September 30, 2020 as well as the Disclaimer to this document on Page 2.

11

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE INVESTMENTS AT SEPTEMBER 30, 2020 (1)

- Land Development/Real Estate Held for Sale, net
- Apartments/ Condominiums/Hotels
- Commercial Retail/ Office Assets



West Hollywood Edition *(West Hollywood)*

The Plaza at Harmon Meadow *(New Jersey)*

Maryland Portfolio *(Baltimore County)*

New York City Investments *(see Page 13)*

Takanasee *(New Jersey)*

500 Broadway *(Santa Monica)*

Wynn Las Vegas Retail *(Nevada)*

INTERNATIONAL INVESTMENTS

Coral Beach and Tennis Club *Bermuda*

Escena *(Palm Springs)*

Fontainebleau *(Las Vegas)*

87 Park *(Miami Beach)*

The Park on Fifth *(Miami Beach)*

Monad Terrace *(Miami Beach)*

West Hialeah *(Miami)*

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.'s Form 10-Q for the period ended September 30, 2020.

12

NEW VALLEY'S REAL ESTATE VENTURES IN NEW YORK CITY [(1)]


COLUMBUS CIRCLE
E. 59TH ST.
QUEENSBORO BRIDGE
QUEENS
QUEENS-MIDTOWN TUNNEL
W. 42ND ST.
E. 42ND ST.
W. 34TH ST.
E. 34TH ST.
E. 23RD ST.
East River
UNION SQUARE
EAST 14TH ST.
GREENWICH
WILLIAMSBURG BRIDGE
LOWER EAST SIDE
SOHO
BOWERY
Hudson River
MANHATTAN BRIDGE
HOLLAND TUNNEL
CHAMBERS ST.
BROADWAY
BROOKLYN BRIDGE
9
17
8
7
3
1
11
16
5
4
2
6
13
10
12
15
14

1. **10 Madison Square West** Flatiron District/NoMad (in liquidation)
2. **11 Beach Street** TriBeCa
3. **20 Times Square** Times Square (in liquidation)
4. **111 Murray Street** TriBeCa
5. **160 Leroy Street** Greenwich Village (in liquidation)
6. **215 Chrystie Street** Lower East Side
7. **The Dutch** Long Island City (substantially monetized)
8. **1 QPS Tower** Long Island City (in liquidation)
9. **Park Lane Hotel** Central Park South (substantially monetized)
10. **125 Greenwich Street** Financial District
11. **The XI (formerly "The Eleventh")** West Chelsea
12. **15 East 19th Street (formerly "New Brookland")** Brooklyn
13. **The Dime (Havemeyer Street)** Brooklyn
14. **352 6th Avenue** Brooklyn
15. **9 DeKalb** Brooklyn
16. **Meatpacking Plaza** Meatpacking District
17. **Parker New York** Central Park South

(1) For the percentage ownership of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 – "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Vector Group Ltd.'s Form 10-Q for the period ended September 30, 2020. Some of the described ventures have been substantially monetized or are carried at $0 on New Valley's Balance Sheet as of September 30, 2020.

13

Vector Group Ltd

NEW VALLEY'S REAL ESTATE SUMMARY AS OF SEPTEMBER 30, 2020 [1]

($ Thousands)

	Net cash invested / (returned)	Cummulative earnings / (loss) [2]	Carrying value [2]	Projected construction end date	Range of ownership	Number of investments
Land owned						
New York City SMSA	$ -	$ -	$ -	N/A	N/A	-
All other U.S. areas	2,182	7,604	9,786	N/A	100.0%	1
	$ 2,182	$ 7,604	$ 9,786			1
Condominium and Mixed Use Development (Minority interest owned)						
New York City SMSA	$ 13,538	$ 22,714	$ 36,252	2020 - 2022	3.1% - 49.5%	14
All other U.S. areas	50,348	(6,639)	43,709	2020 - 2024	15% - 77.8%	6
	$ 63,886	$ 16,075	$ 79,961			20
Apartments (Minority Interest owned)						
New York City SMSA	$ -	$ -	$ -	N/A	N/A	-
All other U.S. areas	774	(982)	(208)	N/A	7.60%	1
	$ 774	$ (982)	$ (208)			1
Hotels (Minority interest owned)						
New York City SMSA	$ 5,425	$ (3,437)	$ 1,988	2022	1.0%-18.4%	3
All other U.S. areas	8,350	(919)	7,431	N/A	15%	1
International	6,048	(4,281)	1,767	N/A	49%	1
	$ 19,823	$ (8,637)	$ 11,186			5
Commercial and Other (Minority interest owned)						
New York City SMSA	$ (9,681)	$ 12,911	$ 3,230	N/A	45.4% - 49%	3
All other U.S. areas	4,737	2,250	6,987	N/A	1.6%	1
	$ (4,944)	$ 15,161	$ 10,217			4
Total	**$ 81,721**	**$ 29,221**	**$ 110,942**			**31**
Summary						
New York City SMSA	$ 9,282	$ 32,188	$ 41,470			20
All other U.S. areas	66,391	1,314	67,705			10
International	6,048	(4,281)	1,767			1
	$ 81,721	$ 29,221	$ 110,942			31

(1)For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 – "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Vector Group Ltd.'s Form 10-Q for the period ended September 30, 2020.

(2) Includes interest expense capitalized to real estate ventures of $7,582.

14

FINANCIAL DATA

ADJUSTED HISTORICAL FINANCIAL DATA (Dollars in millions) Revenues Adjusted EBITDA(1) Tobacco Real Estate Corporate & Other Tobacco Real Estate Corporate & Other $1,870 $1,904 $1,888 $1,807 $293 $267 $259 $245 $1,115 $1,081 $1,111 $1,179 $253 $308 $249 $270 $759 $727 $759 $789 $709 $6 $28 $11 ($14) ($15) ($17) ($15) 2017 2018 2019 LTM 9/30/2020 ($1) 2017 2018 2019 LTM 9/30/2020 (1) Vector’s Net income for the periods presented was $84.6M, $58.1M, $101M and $71.4M, respectively. Adjusted EBITDA are a Non-GAAP Financial Measure. Please refer to the Company’s Current Reports on Form 8-K, filed on February 28, 2019, May 3, 2019 and February 28, 2020 and dated November 4, 2020, respectively (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. 16

SUMMARY

SUMMARY

- Vector Group, a holding company owning Tobacco and Real Estate businesses and holding consolidated cash, investment securities and long-term investments of **$625 million[1] at September 30, 2020 ($401 million net of cash at Liggett and Douglas Elliman).**
  - Vector's CEO, EVP, CFO and General Counsel have an average tenure of **26 years** with the Company and, along with directors, beneficially owns approximately 8% **of Vector's common stock**

- Tobacco segment
  - Liggett is the fourth-largest U.S. Cigarette company with **4.1%** wholesale market share and **4.3%** retail market share over LTM September 30, 2020
  - From April 1, 2010 to March 31, 2020, was the only major U.S. cigarette manufacturer to **increase** both **market share** and **unit volumes**
  - **$308.3 million**[2] of Tobacco Adjusted EBITDA over LTM September 30, 2020

- Real Estate segment
  - New Valley owns a diversified portfolio of consolidated and non-consolidated real estate investments totaling **$111 million** at September 30, 2020
  - Douglas Elliman Realty LLC
    - Largest residential real estate brokerage firm in New York Metropolitan area and fourth-largest residential brokerage firm in the U.S.
    - Closed sales volume of **$25.3 billion** over LTM September 30, 2020
    - Revenues have increased from **$541 million** in 2014 to **$685 million** over LTM September 30, 2020

(1) At September 30, 2020 the total amount ($625 million) includes cash at Douglas Elliman of $76 million, and cash at Liggett of $148 million.
(2) Vector's operating income from the tobacco segment for the periods presented was $299.9 million for the twelve months ended September 30, 2020. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 to the Company's Current Reports on Form 8-K, dated November 4, 2020 (Tables 2 and 5) and February 28, 2021 (Tables 2 and 5), for a reconciliation of Net income to Adjusted EBITDA and a reconciliation of operating income from the tobacco segment to Adjusted EBITDA as well as the Disclaimer to this document on Page 2.

18

VECTOR GROUP LTD

ADJUSTED EBITDA RECONCILIATION

($ Millions)

	FYE December 31, 2017	2018	2019	LTM 9/30/2020
Net income attributed to Vector Group Ltd.	$ 84.6	$ 58.1	$ 101.0	$ 71.4
Interest Expense	173.7	203.8	138.4	128.4
Tax (Benefit) Expense	(1.6)	21.6	32.8	22.6
Net Income (Loss) Attributed to Non-Controlling Interest	6.2	(0.1)	-	-
Depreciation and Amortization	18.6	18.8	17.9	17.8
EBITDA	**$ 281.5**	**$ 302.1**	$ 290.1	$ 240.2
Change in Fair Value of Derivatives Embedded Within Convertible Debt (1)	(35.9)	(45.0)	(26.4)	(11.1)
Equity in Losses (Earnings) on Long-Term Investments (2)	0.8	(3.2)	(17.0)	(72.0)
Net Losses Recognized on Investment Securities	0.7	9.6	-	-
Equity in (Earnings) Losses from Real Estate Ventures (3)	(21.4)	(14.4)	19.3	58.6
Loss on Extinguishment of Debt	34.1	4.1	4.3	4.3
Stock-Based Compensation Expense (4)	10.9	10.0	9.5	9.4
Litigation Settlement and Judgment Expense (Income)(5)	6.6	(1.8)	1.0	0.1
Impact of MSA Settlement (6)	(2.7)	(6.3)	-	0.3
Purchase Accounting Adjustments (7)	(2.1)	0.6	-	-
Restructuring Changes (8)	-	-	-	3.3
Impairments of Goodwill and Intangible Assets(9)	-	-	-	58.3
Other, Net	(5.4)	(10.3)	(21.4)	1.3
Adjusted EBITDA	$ 266.9	$ 245.3	259.4	$ 292.5
Net Adjusted EBITDA Attributed to Non-Controlling Interest	(7.6)	(3.3)	-	-
Adjustment to reflect additional 29.41% of Douglas Elliman Realty, LLC Adjusted EBITDA (10)	7.7	3.3	-	-
Adjusted EBITDA Attributed to Vector	**$ 267.0**	**$ 245.3**	**259.4**	**$ 292.5**
Operating Income (Loss) by Segment				
Tobacco	$ 240.4	$ 246.5	$ 261.6	$ 299.9
Real Estate	21.4	3.4	(2.9)	(71.1)
Corporate & Other	(26.2)	(25.9)	(27.6)	(25.4)
Operating Income (Loss)	**$ 235.6**	**$ 224.0**	**231.1**	**$ 203.4**
Adjusted EBITDA Attributed to Vector by Segment				
Tobacco	$ 253.2	$ 249.2	$ 270.5	$ 308.3
Real Estate (11)	28.0	11.2	6.1	(0.6)
Corporate & Other	(14.1)	(15.0)	(17.1)	(15.1)
Adjusted EBITDA Attributed to Vector	**$ 267.0**	**$ 245.3**	**259.4**	**$ 292.5**

Source: Company filings.

(1) Represents income recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

(2) Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings from Castle Brands Inc. of $16.5 million for the year ended December 31, 2019 and $16.4 million for the last twelve months ended September 30, 2020 and Ladenburg Thalmann Financial Services of $53.9 million for the last twelve months ended September 30, 2020.

(3) Represents equity in (earnings) losses recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

(4) Represents amortization of stock-based compensation.

(5) Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from litigation award at Douglas Elliman Realty, LLC.

(6) Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

(7) Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

(8) Represents restructuring charges related to Douglas Elliman Realty, LLC's realignment of administrative support functions, office locations and business model.

(9) Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark.

(10) Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

(11) Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $26.1 million, $11.3 million, $5.3 million for the years ended December 31, 2017, 2018, and 2019, respectively, and $(0.4) million for the last twelve months ended September 30, 2020.

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